                                                               10-Q Exhibit 10.3


                    SUPPLEMENT NO. 1 dated as of June 30, 1999, to the PLEDGE
               AGREEMENT dated as of April 15, 1998 as amended and restated as of November 2, 1998, among ADVANCE STORES COMPANY, INCORPORATED, a Virginia corporation (the "Borrower"), ADVANCE HOLDING
                                            --------
               CORPORATION, a Virginia corporation ("Holdings"), and each
                                                     --------
               subsidiary of the Borrower listed on Schedule I thereto (each such subsidiary individually a "Subsidiary Pledgor" and,
                                               ---------- -------
               collectively, the "Subsidiary Pledgors"; the Borrower, Holdings and Subsidiary Pledgors are referred to collectively herein as the "Pledgors") and THE CHASE MANHATTAN BANK, a New York banking
                    --------
               corporation ("Chase"), as collateral agent, (in such capacity,
                             -----
               the "Collateral Agent"), for the Secured Parties (as defined in
                    ----------------
               the Credit Agreement referred to below)

     A. Reference is made to (a) the Credit Agreement dated as of April 15, 1998 as amended and restated as of October 19, 1998 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"),
                                                           ----------------
among the Borrower, Holdings, the lenders from time to time party thereto (the "Lenders"), Chase, as administrative agent (in such capacity, the
 -------
"Administrative Agent") for the Lenders, Collateral Agent and as issuing bank
 --------------------
(in such capacity, the "Issuing Bank"), DLJ Capital Fundings, Inc., as
                        ------------
syndication agent, and First Union National Bank, as documentation agent, and
(b) the Guarantee Agreement dated as of April 15, 1998 as amended and restated as of November 2, 1998 (as further amended, supplemented or otherwise modified from time to time, the "Guarantee Agreement"), among the Subsidiary Pledgors,
                        -------------------
Holdings and the Collateral Agent.

     B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     C. The Pledgors have entered into the Pledge Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Pursuant to Section 5.12 of the Credit Agreement, each Subsidiary of Holdings that was not in existence or not a Subsidiary on the date of the Credit Agreement is required to enter into the Pledge Agreement as a Subsidiary Pledgor upon becoming a Subsidiary if such Subsidiary owns or possesses property of a type that would be considered Collateral under the Pledge Agreement. Section 24 of the Pledge Agreement provides that such Subsidiaries may become Subsidiary Pledgors under the Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Pledgor")
                                                                  -----------
is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Pledgor under the Pledge Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

     Accordingly, the Collateral Agent and the New Pledgor agree as follows:

     SECTION 1. In accordance with Section 24 of the Pledge Agreement, the New Pledgor by its signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor and the New Pledgor hereby agrees (a) to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Pledgor, as security for the payment and performance in full of the Obligations (as defined in the Pledge Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Pledgor's right, title and interest in and to the Collateral (as defined in the Pledge Agreement) of the New Pledgor. Each reference to a "Subsidiary Pledgor" or a "Pledgor" in the Pledge Agreement shall be deemed to include the New Pledgor. The Pledge Agreement is hereby incorporated herein by reference.

     SECTION 2. The New Pledgor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

     SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Pledgor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

     SECTION 4. The New Pledgor hereby represents and warrants that set forth on Schedule I attached hereto is a true and correct schedule of all its Pledged Securities.

     SECTION 5. Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.

     SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Pledge Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 15 of the Pledge Agreement. All communications and notices hereunder to the New Pledgor shall be given to it at the address set forth under its signature hereto.

     SECTION 9. The New Pledgor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

                    [Rest of page intentionally left blank]

     IN WITNESS WHEREOF, the New Pledgor and the Collateral Agent have duly executed this Supplement to the Pledge Agreement as of the day and year first above written.


                                   ADVANCE TRUCKING CORPORATION, a Virginia corporation,

                                     by
                                        /s/ J. O'Neil Leftwich
                                        ------------------------------
                                        Name:  J. O'Neil Leftwich
                                        Title: Secretary
                                        Address:  5673 Airport Road
                                                  Roanoke, VA 24012


                                   THE CHASE MANHATTAN BANK, as Collateral
                                   Agent,

                                     by
                                        /s/ Neil R. Boylan
                                        ------------------------------
                                        Name:  Neil R. Boylan
                                        Title: Managing Director

                                                                   Schedule I to
                                                                Supplement No. 1
                                                         to the Pledge Agreement


                     Pledged Securities of the New Pledgor
                     -------------------------------------

                                 CAPITAL STOCK

             Number of        Registered       Number and        Percentage of
Issuer      Certificate          Owner       Class of Shares         Shares
------      -----------       ----------     ---------------     -------------
None

                                DEBT SECURITIES


Issuer      Principal Amount        Date of Note        Maturity Date
------      ----------------        ------------        -------------
None